[logo] M F S(R)
INVESTMENT MANAGEMENT

                        MFS(R) CHARTER
                        INCOME TRUST
                        ANNUAL REPORT o NOVEMBER 30, 2001
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 11
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 33
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over three months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

In late November, the National Bureau of Economic Research validated what many of us had sensed for some time: it declared that the U.S. economy had been in a recession since last March. (A recession is generally defined as two or more consecutive quarters of declining growth in the gross domestic product, or GDP.) As I write this, the consensus among corporate financial officers seems to be that GDP growth will remain negative in the fourth quarter and through the middle of 2002.(1)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of December 17, the Dow Jones Industrial Average is up 20.1%, the Standard & Poor's 500 Stock Index is up 17.5%, and the NASDAQ Composite Index is up 39.6%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of December 17, the Federal Reserve Board (the Fed) has cut interest rates four times since the attacks, bringing rates to their lowest levels in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, as an economic stimulus package has been proposed and appears to be working its way through the legislative process as of mid-December.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

Presently, we still see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    December 17, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

------------
(1) Source: The Wall Street Journal Online December 14, 2001.

(2) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Stephen C. Bryant]
     Stephen C. Bryant

Dear Shareholders,
For the 12 months ended November 30, 2001, the trust provided a total return of 6.92% based on its beginning and ending stock market prices and assuming the reinvestment of any dividends and capital gains distributions paid during the period. The trust's total return based on its net asset value (NAV) was 7.81%. During the same period, the trust's benchmarks, the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index), the Lehman Brothers Government Bond Index (the Lehman Index), and the Lehman Brothers High Yield Bond Index, returned 7.00%, 10.33%, and 7.75%, respectively. The Morgan Index is an unmanaged aggregate of actively traded government bonds issued from 12 countries (excluding the United States) with remaining maturities of at least one year. The Lehman Index is unmanaged and is comprised of all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index.

The period was characterized by the gradual deceleration of the U.S. economy. The Federal Reserve Board (the Fed) became more aggressive in trying to support economic growth in 2001 with a series of short-term interest rate cuts. Although businesses were beginning to stabilize over the summer, we believe the events of September 11 will serve to further weaken consumer confidence and prolong an economic slowdown. Over the past 12 months, these sharp declines in short-term interest rates caused the yield curve -- representation of the difference between short- and long-term interest rates -- to steepen.

To take advantage of this environment earlier in the year, we exposed the portfolio to more bonds with maturities ranging from one to three years. We think negative economic factors will force the Fed to maintain lower interest rates for a longer period of time than originally anticipated, and therefore yields across the entire U.S. yield curve, in our opinion, can be expected to flatten (that is, go lower than levels present at the end of the period), with longer maturity securities benefiting the most. In our view, this means intermediate-maturity U.S. Treasuries (three-to-seven year securities) could be poised to outperform. We positioned the portfolio accordingly by reducing our short-term exposure toward the end of the period in favor of intermediate-term bonds.

In this environment, we favored Treasuries because their total return potential had been more attractive to us than nongovernmental securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Our government agency holdings were also a plus for performance. Agency securities had come under some pressure late in 2000 when various government officials called into question the implicit government backing enjoyed by some agencies -- specifically, the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). However, agency securities eventually rebounded when the agencies made some conciliatory moves to address the issues that had been raised.

Outside the United States, most developed countries have also experienced economic weakness, with Japan suffering the most. We have invested primarily in the dollar-bloc countries, including New Zealand and Canada, all of which have offered more attractive and higher yields than has the United States. In addition, we have invested a small portion of the portfolio in Western Europe, where economic growth has weakened considerably, with inflation finally beginning to fall. As of the end of the period, we viewed our European holdings as a defensive position in the unlikelihood that U.S. interest rates move significantly higher in the months to come.

Emerging market bonds have been strong performers over the period, but we have become more cautious regarding this sector, given the global economic slowdown and the decline in oil prices. We continued to put our small emerging market holdings into countries that have performed well because their geopolitical situation seemed to be improving. As a result, we feel some of these countries are candidates for credit upgrades. (When a bond's rating is upgraded the bond is considered less risky and, therefore, its price increases.) We think Mexico and Russia are two examples in this category. We have limited our foreign currency exposure, but we have continued to see foreign currency as a good way to keep the trust diversified.

High-yield bonds and other credit-sensitive issues have tended to perform poorly in a slowing economy, so this sector detracted from relative performance over the past year. Earlier in 2001, this sector was one of the best-performing areas of the market because the bond market was anticipating a recovery. But we believe market fundamentals have remained poor for this sector, as the default rate continued to climb throughout the year. However, over the long term, we believe there are many companies and industries within this sector that have had strong balance sheets and positive cash flows, and we will continue to seek out opportunities. By the end of the period, we had consolidated our high-yield positions, and we believe this will help the overall performance of the trust.

Looking forward, we believe U.S. Treasuries and government agency issues could continue to perform well, given the prevailing economic environment at the end of the period, low inflation, and the aggressive rate cutting by the Fed. We do not anticipate increasing our holdings in mortgage-backed securities since we view them as less attractive, given an expected increase in refinancing activity and their more defensive nature. Although we feel the economic recovery will take longer than initially anticipated, we think the fundamentals are in place for increased economic growth in the future. Interest rates have remained low, as has inflation, and the recent tax cuts and fiscal stimulus packages have put more money in the hands of the consumer. An economic recovery would suggest a change in our interest rate outlook, and we would expect to make portfolio changes accordingly. While the timing of a potential economic recovery is difficult to pinpoint, we will continue to monitor the situation closely and make those changes to our strategy as needed.

    Respectfully,

/s/ Stephen C. Bryant

    Stephen C. Bryant
    Portfolio Manager

Note to Shareholders: Effective September 10, 2001, Stephen C. Bryant became portfolio manager of the trust, succeeding James T. Swanson.

IMPORTANT NOTE FOR SHAREHOLDERS - On December 12, 2001, the trust announced a change to its investment policy, which is effective immediately. With this change, the trust's investment policy is to allocate approximately one-third of its assets to each of the following sectors of the fixed income securities markets: (i) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities") and related options; (ii) debt securities issued by foreign governments, their political subdivisions and other foreign issuers; and (iii) corporate fixed income securities (including investment grade and below investment grade securities), some of which may involve equity features. Prior to this change, the Trust's policy with respect to investment in corporate securities was limited to investment in below investment grade securities. Based on the recommendation of MFS, the Board concluded that this policy is unduly restrictive as it excludes investment grade corporate bonds. MFS believes that these securities may, during certain market cycles, be a superior investment option for the Trust and may further the Trust's goal of providing overall stability of its net asset value.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

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   PORTFOLIO MANAGER'S PROFILE
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   STEPHEN C. BRYANT IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF OUR GLOBAL FIXED-INCOME INSTITUTIONAL PRODUCTS AND THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITY PRODUCTS, AND CLOSED-END FUNDS.

   HE JOINED MFS IN 1987 AS ASSISTANT VICE PRESIDENT. HE WAS NAMED VICE PRESIDENT IN 1989, PORTFOLIO MANAGER IN 1992, AND SENIOR VICE PRESIDENT IN 1993. STEVE IS A GRADUATE OF WESLEYAN UNIVERSITY.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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NUMBER OF SHAREHOLDERS

As of November 30, 2001, our records indicate that there are 5,664 registered shareholders and approximately 38,300 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304


In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: Seeks to maximize current income.

NEW YORK STOCK EXCHANGE SYMBOL: MCR

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   PERFORMANCE SUMMARY
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   (For the year ended November 30, 2001)

   NET ASSET VALUE PER SHARE
   November 30, 2000                                                $9.20
   November 30, 2001                                                $9.17

   NEW YORK STOCK EXCHANGE PRICE
   November 30, 2000                                                $8.44
   January 26, 2001 (high)*                                         $9.34
   September 21, 2001 (low)*                                        $7.95
   November 30, 2001                                                $8.35

   * For the period December 1, 2000, through November 30, 2001.
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RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political, or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

These risks may increase share price volatility. Please see the prospectus for details.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the annual meeting of shareholders held on October 31, 2001, all items were passed. The final results are as follows:

ITEM 1. To elect a board of trustees.

                                                    NUMBER OF SHARES
                                               ---------------------------
                                                                  WITHHOLD
NOMINEE                                        FOR               AUTHORITY
-------------------------------------------------------------------------------
Jeffrey L. Shames                           81,660,242.239       1,317,451.913
John W. Ballen                              81,661,368.239       1,316,325.913
Lawrence H. Cohn, M.D.                      81,667,818.922       1,309,875.230
The Hon. Sir J. David Gibbons, KBE          81,579,073.086       1,398,621.066
William R. Gutow                            81,655,988.239       1,321,705.913
J. Atwood Ives                              81,645,369.239       1,332,324.913
Abby M. O'Neill                             81,579,647.174       1,398,046.978
Lawrence T. Perera                          81,628,999.191       1,348,694.961
William J. Poorvu                           81,642,207.343       1,335,486.809
Walter E. Robb III                          81,615,464.994       1,362,229.158
Arnold D. Scott                             81,684,593.195       1,293,100.957
J. Dale Sherratt                            81,679,001.845       1,298,692.307
Elaine R. Smith                             81,642,347.343       1,335,346.809
Ward Smith                                  81,609,447.901       1,368,246.251

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                     NUMBER OF SHARES
----------------------------------------------------
For                                   61,623,008.936
Against                                1,974,520.829
Abstain                                1,331,486.400
Broker Non-votes                      19,030,416.000

ITEM 3. To amend, or remove certain fundamental investment policies.

                                     NUMBER OF SHARES
----------------------------------------------------
For                                   57,934,220.670
Against                                1,798,806.896
Abstain                                1,334,872.586
Broker Non-votes                      21,909,794.000

RESULTS OF SHAREHOLDER MEETING (Unaudited) -- continued

ITEM 4. To change the trust's investment policy relating to investments in fixed income securities from fundamental to nonfundamental.

                                     NUMBER OF SHARES
----------------------------------------------------
For                                   57,830,559.506
Against                                1,954,735.929
Abstain                                1,282,604.717
Broker Non-votes                      21,909,794.000

ITEM 5. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                     NUMBER OF SHARES
----------------------------------------------------
For                                   80,508,426.445
Against                                1,241,846.263
Abstain                                1,227,421.444

ITEM 6. To ratify the selection of the independent public accountants for the current fiscal year.

                                     NUMBER OF SHARES
----------------------------------------------------
For                                   81,577,750.466
Against                                   543,993.58
Abstain                                  855,950.106

PORTFOLIO OF INVESTMENTS -- November 30, 2001

Bonds - 93.6%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 61.1%
  Aerospace - 0.2%
    Argo Tech Corp., 8.625s, 2007                                     $     220             $    143,000
    K & F Industries, Inc., 9.25s, 2007                                   1,200                1,158,000
                                                                                            ------------
                                                                                            $  1,301,000
--------------------------------------------------------------------------------------------------------
  Airlines
    Airplane Pass-Through Trust, 10.875s, 2019                        $     222             $     89,555
--------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.1%
    Westpoint Stevens, Inc., 7.875s, 2008                             $   1,650             $    519,750
--------------------------------------------------------------------------------------------------------
  Automotive - 1.1%
    Ford Motor Credit Co., 7.375s, 2011                               $   5,846             $  5,994,664
    Hayes Wheels International, Inc., 9.125s, 2007**                      2,340                   52,650
                                                                                            ------------
                                                                                            $  6,047,314
--------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.5%
    Bank of America Corp., 7.4s, 2011                                 $   5,018             $  5,462,495
    Credit Suisse First Boston USA, Inc., 6.125s, 2011                    4,245                4,197,116
    GS Escrow Corp., 7s, 2003                                             2,700                2,746,089
    Midland Cogeneration Venture Corp., 10.33s, 2002                      1,239                1,268,106
                                                                                            ------------
                                                                                            $ 13,673,806
--------------------------------------------------------------------------------------------------------
  Building - 1.0%
    AAF-McQuay, Inc., 8.875s, 2003                                    $   1,550             $  1,565,500
    American Standard, Inc., 7.375s, 2008                                 1,050                1,084,125
    Building Materials Corp., 8s, 2007                                    1,000                  760,000
    Nortek, Inc., 8.875s, 2008                                            1,145                1,139,275
    Williams Scotsman, Inc., 9.875s, 2007                                 1,000                  975,000
                                                                                            ------------
                                                                                            $  5,523,900
--------------------------------------------------------------------------------------------------------
  Business Services - 1.1%
    Iron Mountain, Inc., 8.75s, 2009                                  $   1,800             $  1,890,000
    Pierce Leahy Corp., 9.125s, 2007                                      1,100                1,152,250
    Unisystem Corp., 7.875s, 2008                                         3,300                3,341,250
                                                                                            ------------
                                                                                            $  6,383,500
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Huntsman ICI Holdings, 10.125s, 2009                              $   1,250             $  1,164,063
    Sterling Chemicals, Inc., 11.25s, 2007**                                125                   27,500
                                                                                            ------------
                                                                                            $  1,191,563
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.6%
    News America Holdings, Inc., 10.125s, 2012                        $   3,000             $  3,265,170
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.4%
    Kindercare Learning Centers, Inc., 9.5s, 2009                     $     855             $    820,800
    Samsonite Corp., 10.75s, 2008                                         1,750                1,268,750
                                                                                            ------------
                                                                                            $  2,089,550
--------------------------------------------------------------------------------------------------------
  Container, Forest & Paper Products - 2.3%
    Ball Corp., 8.25s, 2008                                           $   2,975             $  3,153,500
    Buckeye Cellulose Corp., 8.5s, 2005                                   1,010                  989,800
    Gaylord Container Corp., 9.375s, 2007                                   450                  364,500
    Gaylord Container Corp., 9.75s, 2007                                  1,870                1,514,700
    Riverwood International Corp., 10.25s, 2006                           3,090                3,205,875
    Silgan Holdings, Inc., 9s, 2009                                       2,020                2,070,500
    U.S. Timberlands, 9.625s, 2007                                        2,020                1,313,000
                                                                                            ------------
                                                                                            $ 12,611,875
--------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 1.1%
    Commercial Mortgage Acceptance Corp., 5.44s, 2013                 $   3,535             $  2,446,031
    Commercial Mortgage Asset Trust, 6.25s, 2013##                        2,500                1,813,476
    Morgan Stanley Capital I, Inc., 7.731s, 2039                          2,000                1,743,219
                                                                                            ------------
                                                                                            $  6,002,726
--------------------------------------------------------------------------------------------------------
  Energy - 1.1%
    AmeriGas Partners LP, 8.875s, 2011##                              $   2,500             $  2,609,125
    AmeriGas Partners LP, 10.125s, 2007                                     510                  522,750
    Continental Resources, Inc., 10.25s, 2008                             1,000                  870,000
    P&L Coal Holdings Corp., 9.625s, 2008                                 2,015                2,166,125
                                                                                            ------------
                                                                                            $  6,168,000
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.1%
    American Skiing Co., 12s, 2006                                    $     500             $    340,000
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Americo Life, Inc., 9.25s, 2005                                   $     300             $    291,000
--------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.6%
    Park Place Entertainment, Corp., 8.875s, 2008                     $   2,500             $  2,593,750
    Prime Hospitality Corp., 9.75s, 2007                                  1,000                1,010,000
                                                                                            ------------
                                                                                            $  3,603,750
--------------------------------------------------------------------------------------------------------
  Internet
    Exodus Communications, Inc., 11.625s, 2010**                      $     180             $     44,550
--------------------------------------------------------------------------------------------------------
  Machinery - 0.4%
    AGCO Corp., 9.5s, 2008                                            $   1,750             $  1,837,500
    Numatics, Inc., 9.625s, 2008                                          1,495                  583,050
                                                                                            ------------
                                                                                            $  2,420,550
--------------------------------------------------------------------------------------------------------
  Media - 2.3%
    Allbritton Communications Co., 9.75s, 2007                        $   1,500             $  1,590,000
    Chancellor Media Corp., 8.75s, 2007                                   1,220                1,281,000
    Chancellor Media Corp., 8s, 2008                                      2,000                2,100,000
    Echostar DBS Corp., 9.375s, 2009                                      1,400                1,477,000
    Jones Intercable, Inc., 8.875s, 2007                                  3,150                3,424,932
    Lenfest Communications, Inc., 10.5s, 2006                             1,900                2,221,537
    LIN Televison Corp., 8.375s, 2008                                     1,000                  950,000
                                                                                            ------------
                                                                                            $ 13,044,469
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.3%
    Fresenius Med Care Capital Trust, 7.875s, 2008                    $   2,255             $  2,266,275
    Tenet Healthcare Corp., 6.375s, 2011##                                5,048                4,933,951
                                                                                            ------------
                                                                                            $  7,200,226
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.1%
    Haynes International, Inc., 11.625s, 2004                         $   1,320             $    594,000
--------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 1.0%
    Consolidated Natural Gas Company, 6.25s, 2011                     $   5,555             $  5,516,004
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.4%
    Chesapeake Energy Corp., 8.125s, 2011##                           $   1,645             $  1,616,212
    Pemex Project, 9.125s, 2010                                             604                  637,220
                                                                                            ------------
                                                                                            $  2,253,432
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.5%
    Allied Waste North America, Inc., 10s, 2009                       $   2,500             $  2,581,250
--------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Day International Group, Inc., 11.125s, 2005                      $     100             $     91,000
--------------------------------------------------------------------------------------------------------
  Retail - 0.1%
    J.Crew Operating Corp., 10.375s, 2007                             $   1,000             $    800,000
--------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.2%
    International Knife & Saw, Inc., 11.375s, 2006**                  $     450             $     12,938
    Synthetic Industries, Inc., 13s, 2008**                               2,600                  910,000
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**                  225                   76,500
                                                                                            ------------
                                                                                            $    999,438
--------------------------------------------------------------------------------------------------------
  Steel - 1.2%
    Alaska Steel Holdings Corp., 9.125s, 2006                         $   2,725             $  2,840,812
    Commonwealth Aluminum Corp., 10.75s, 2006                               750                  757,500
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                        1,925                1,922,594
    WCI Steel, Inc., 10s, 2004                                            1,525                  899,750
                                                                                            ------------
                                                                                            $  6,420,656
--------------------------------------------------------------------------------------------------------
  Supermarket
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                $     260             $        325
--------------------------------------------------------------------------------------------------------
  Telecommunications - 2.9%
    Adelphia Communications Corp., 9.875s, 2007                       $   2,400             $  2,382,000
    Allegiance Telecommunications, Inc., 12.875s, 2008                    1,500                1,170,000
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          1,700                1,802,000
    FrontierVision Holdings LP, 11.875s, 2007                               200                  213,000
    Frontiervision Operating Partnership LP, 11s, 2006                    1,200                1,248,000
    Global Crossing Holdings Ltd., 8.7s, 2007                             2,515                  301,800
    Global Crossing Holdings Ltd., 9.5s, 2009                               780                  101,400
    Granite Broadcasting Corp., 10.375s, 2005                             1,537                1,075,900
    Granite Broadcasting Corp., 8.875s, 2008                                675                  472,500
    ICG Holdings, Inc. 0s to 2001, 12.5s to 2006**                          875                   61,250
    ITC Deltacom, Inc., 9.75s, 2008                                       2,185                  742,900
    Nextel Communications, Inc. 0s to 2002, 9.75s to 2007                   350                  262,500
    Nextel Communications, Inc. 0s to 2003, 9.95s to 2008                 2,450                1,788,500
    Nextlink Communications, Inc., 10.75s, 2009**                         1,240                  186,000
    NTL Communications Corp. 0s to 2003, 12.375s to 2006                  5,275                1,160,500
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008                   2,550                  918,000
    Spectrasite Holdings, Inc., 10.75s, 2010                              1,000                  570,000
    Time Warner Telecommunications LLC, 9.75s, 2008                         500                  422,500
    Triton PCS, Inc., 0s to 2003, 11s to 2008                             1,615                1,485,800
                                                                                            ------------
                                                                                            $ 16,364,550
--------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 0.7%
    American Tower Corp., 9.375s, 2009                                $   1,650             $  1,406,625
    Crown Castle International Corp., 10.75s, 2011                          500                  517,500
    Western Wireless Corp., 10.5s, 2007                                   1,925                2,002,000
                                                                                            ------------
                                                                                            $  3,926,125
--------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 1.7%
    Charter Communications Holdings, 8.25s, 2007                      $   3,000             $  2,910,000
    Sprint Capital Corp., 6s, 2007##                                      4,277                4,261,748
    Sprint Capital Corp., 6.9s, 2019                                      2,500                2,362,000
                                                                                            ------------
                                                                                            $  9,533,748
--------------------------------------------------------------------------------------------------------
  Transportation
    Eastern Airlines, Inc., 11.75s, 1993**(+)                         $   5,000             $          0
    Eastern Airlines, Inc., 12.75s, 1996**(+)                             3,000                   30,000
                                                                                            ------------
                                                                                            $     30,000
--------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 17.4%
    Federal Home Loan Mortgage Corp., 5.5s, 2006                      $  10,000             $ 10,407,800
    Federal National Mortgage Assn., 6s, 2099                             1,000                1,013,540
    Federal National Mortgage Assn., 6.5s, 2014 - 2031                   16,617               16,989,465
    Federal National Mortgage Assn., 6.727s, 2020                             8                    7,904
    Federal National Mortgage Assn., 7s, 2029 - 2099                     21,900               22,547,145
    Financing Corp., 0s, 2014                                            13,519                6,340,411
    Financing Corp., 10.35s, 2018                                        15,100               22,022,444
    Government National Mortgage Assn., 6.5s, 2028                        9,321                9,478,197
    Government National Mortgage Assn., 8s, 2026 - 2099                   1,053                1,109,029
    Government National Mortgage Assn. TBA, 8s, 2026 - 2028               1,815                1,912,111
    Israel Aid, 5.89s, 2005                                               5,000                5,240,000
                                                                                            ------------
                                                                                            $ 97,068,046
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 15.8%
    U.S. Treasury Bonds, 10.75s, 2005                                 $   8,000             $  9,903,760
    U.S. Treasury Bonds, 12s, 2013                                        7,500               10,627,725
    U.S. Treasury Bonds, 9.875s, 2015                                     5,025                7,250,120
    U.S. Treasury Bonds, 6.875s, 2025                                     9,000               10,545,480
    U.S. Treasury Bonds, 6.125s, 2029                                     3,600                3,926,808
    U.S. Treasury Bonds, 6.25s, 2030                                      2,271                2,538,547
    U.S. Treasury Bonds, 5.375s, 2031                                     4,700                4,774,918
    U.S. Treasury Notes, 5.875s, 2004                                    25,000               26,535,250
    U.S. Treasury Notes, 6.875s, 2006                                     8,000                8,930,000
    U.S. Treasury Notes, 5.75s, 2010                                      2,457                2,633,216
                                                                                            ------------
                                                                                            $ 87,665,824
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.4%
    AES Corp., 8.875s, 2011                                           $     540             $    531,900
    Firstenergy Corp., 5.5s, 2006                                         4,620                4,574,816
    Niagara Mohawk Power Corp., 5.375s, 2004                              2,800                2,793,560
    Progress Energy Inc., 5.85s, 2008                                     5,600                5,569,536
                                                                                            ------------
                                                                                            $ 13,469,812
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    Flag Ltd., 8.25s, 2008                                            $   1,400             $  1,022,000
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $340,148,464
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 32.5%
  Algeria
    Republic of Algeria, 4.313s, 2004                                 $      36             $     32,818
--------------------------------------------------------------------------------------------------------
  Brazil - 0.7%
    Banco Nacional de Desenvolvi, 12.207s, 2008 (Banks
      and Credit Cos.)                                                $     785             $    691,854
    Federal Republic of Brazil, 3.25s, 2009                                 256                  197,029
    Federal Republic of Brazil, 8s, 2014                                  1,281                  928,484
    Federal Republic of Brazil, 8.875s, 2024                              1,280                  803,200
    Federal Republic of Brazil, 11s, 2040                                 1,669                1,200,846
                                                                                            ------------
                                                                                            $  3,821,413
--------------------------------------------------------------------------------------------------------
  Bulgaria - 0.9%
    National Republic of Bulgaria, 4.563s, 2011                       $     978             $    818,442
    National Republic of Bulgaria, 4.563s, 2012                           1,746                1,503,742
    National Republic of Bulgaria, 4.563s, 2024                           3,116                2,621,335
                                                                                            ------------
                                                                                            $  4,943,519
--------------------------------------------------------------------------------------------------------
  Canada - 7.1%
    AT&T Canada, Inc. 0s to 2003, 9.95s to 2008
      (Telecommunications)                                            $   4,025             $  2,284,187
    Government of Canada, 5.75s, 2006                               CAD  13,009                8,724,287
    Government of Canada, 5.25s, 2008                                    20,173               20,393,430
    Government of Canada, 5.5s, 2009                                     10,817                7,072,262
    Rogers Cantel, Inc., 9.375s, 2008 (Telecommunications)            $   1,000                1,035,000
                                                                                            ------------
                                                                                            $ 39,509,166
--------------------------------------------------------------------------------------------------------
  Denmark - 1.5%
    Kingdom of Denmark, 6s, 2009                                    DKK  65,059             $  8,466,112
--------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.2%
    Dominican Republic, 9.5s, 2006##                                  $   1,124             $  1,125,405
--------------------------------------------------------------------------------------------------------
  Germany - 5.6%
    Callahan Nordrhein, 14s, 2010 (Telecommunications)                $   1,000             $    750,000
    Federal Republic of Germany, 4.75s, 2008                        EUR  26,493               24,165,322
    Federal Republic of Germany, 4.5s, 2009                               6,852                6,136,165
                                                                                            ------------
                                                                                            $ 31,051,487
--------------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.1%
    Daiwa PB Ltd., 4.2s, 2049 (Banks and Credit Cos.)                 $     500             $    348,715
--------------------------------------------------------------------------------------------------------
  Guatemala - 0.1%
    Guatemala Republic, 10.25s, 2011##                                $     495             $    515,419
--------------------------------------------------------------------------------------------------------
  Italy - 1.0%
    Republic of Italy, 5.5s, 2010                                   EUR   5,746             $  5,424,522
--------------------------------------------------------------------------------------------------------
  Kazakhstan - 0.1%
    Kaztransoil Co., 8.5s, 2006 (Industrial)##                        $     590             $    560,500
--------------------------------------------------------------------------------------------------------
  Luxembourg - 0.3%
    Millicom International Cellular 0s to 2001, 13.50s to
      2006 (Cellular Telephones)                                      $   2,000             $  1,260,000
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                                  676                  684,450
                                                                                            ------------
                                                                                            $  1,944,450
--------------------------------------------------------------------------------------------------------
  Mexico - 1.4%
    BBVA Bancomer, 10.5s, 2011 (Banks and Credit Cos.)##              $     800             $    880,000
    Bepensa S.A., 9.75s, 2004 (Food and Beverage
      Products)##                                                         2,736                2,811,240
    Petroleos Mexicanos, 9.5s, 2027 (Oil Services)                          982                1,006,550
    United Mexican States, 8.375s, 2011                                   1,824                1,877,808
    United Mexican States, 8.125s, 2019                                     737                  703,835
    United Mexican States, 11.5s, 2026                                      653                  816,576
                                                                                            ------------
                                                                                            $  8,096,009
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    United Pan Europe, 10.875s, 2009 (Cable Television)               $     675             $    116,438
    Versatel Telecom B.V., 13.25s, 2008
      (Telecommunications)                                                1,000                  380,000
                                                                                            ------------
                                                                                            $    496,438
--------------------------------------------------------------------------------------------------------
  New Zealand - 2.9%
    Government of New Zealand, 8s, 2006                             NZD  18,940             $  8,554,826
    Government of New Zealand, 7s, 2009                                  17,528                7,571,648
                                                                                            ------------
                                                                                            $ 16,126,474
--------------------------------------------------------------------------------------------------------
  Panama - 0.1%
    Republic of Panama, 4.625s, 2016                                  $     415             $    327,004
    Republic of Panama, 9.375s, 2029                                        500                  521,875
                                                                                            ------------
                                                                                            $    848,879
--------------------------------------------------------------------------------------------------------
  Peru - 0.3%
    Republic of Peru, 4s, 2017                                        $   2,285             $  1,579,803
--------------------------------------------------------------------------------------------------------
  Russia - 3.1%
    Government of Russia, 3s, 2006                                    $   5,750             $  3,924,375
    Ministry of Finance Russia, 3s, 2003                                  3,251                2,925,900
    Russian Federation, 3s, 2008                                          1,325                  689,000
    Russian Federation, 5s, 2030##                                       17,861                9,510,849
                                                                                            ------------
                                                                                            $ 17,050,124
--------------------------------------------------------------------------------------------------------
  South Korea - 0.6%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##               $   3,183             $  3,485,385
--------------------------------------------------------------------------------------------------------
  Spain - 1.2%
    Kingdom of Spain, 7s, 2005                                        $   5,930             $  6,459,300
--------------------------------------------------------------------------------------------------------
  United Kingdom - 5.2%
    Colt Telecom Group PLC 0s to 2001, 12s to 2006
      (Telecommunications)                                            $   1,000             $    890,000
    Colt Telecom Group PLC, 8.875s, 2007
      (Telecommunications)                                          DEM   1,000                  377,821
    Diamond Cable Communications Corp. PLC 0s to 2000,
      11.75s to 2005 (Telecommunications)                             $   2,090                  836,000
    Dolphin Telecom PLC 0s to 2003, 11.50s to 2008
      (Telecommunications)                                                1,600                    4,000
    Dolphin Telecom PLC 0s to 2004, 14s to 2009
      (Telecommunications)                                                  750                    3,750
    Global TeleSystems Ltd., 10.875s, 2008
      (Telecommunications)                                                  165                    1,650
    Ono Finance PLC, 14s, 2011 (Media)                                    1,000                  801,250
    Telewest Communications PLC, 9.625s, 2006
      (Telecommunications)                                                2,350                1,927,000
    U.K. Treasury, 6.75s, 2004                                      GBP  10,147               15,352,284
    U.K. Treasury, 7.25s, 2007                                            5,352                8,638,700
                                                                                            ------------
                                                                                            $ 28,832,455
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $180,718,393
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $543,593,397)                                                 $520,866,857
--------------------------------------------------------------------------------------------------------

Stocks
--------------------------------------------------------------------------------------------------------
                                                                         SHARES
--------------------------------------------------------------------------------------------------------
U.S. Stocks
  Metals & Minerals
    Metal Management, Inc.*                                              93,507             $    210,391
--------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Golden Books Family Entertainment, Inc.*                              3,683             $         74
--------------------------------------------------------------------------------------------------------
  Real Estate
    Atlantic Gulf Communities Corp.+*                                       244             $          1
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,047,366)                                                  $    210,466
--------------------------------------------------------------------------------------------------------

Preferred Stock - 2.0%
--------------------------------------------------------------------------------------------------------
    CSC Holdings, Inc., 11.125% (Media)                                  99,397             $ 10,536,082
    Primedia, Inc., 8.625% (Printing and Publishing)                     15,000                  540,000
--------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $7,559,500)                                         $ 11,076,082
--------------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------------
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)*                                               1,625             $      4,875
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications) *                                                750                    3,750
    Ono Finance PLC (Media)*                                              1,000                   40,000
--------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $167,394)                                                  $     48,625
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.9%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 12/12/01                              $  16,900             $ 16,889,879
    Ford Motor Credit Corp., due 12/13/01                                 5,000                4,995,900
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 21,885,779
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.9%
--------------------------------------------------------------------------------------------------------
    Merrill Lynch Repo Treasury, dated 11/30/01, due 12/
      03/01, total to be received $15,941,856 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost               $  15,939             $ 15,939,000
--------------------------------------------------------------------------------------------------------

Municipal Bonds - 0.2%
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.2%
    Massachusetts St Health & Educational, 5s, 2035
      (Identified Cost, $947,419)                                     $     940             $    916,349
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $592,139,855)                                           $570,943,158

Other Assets, Less Liabilities - (2.6)%                                                      (14,329,022)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $556,614,136
--------------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  + Restricted security.
(+) Security valued by or at the direction of the management company.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD    = Australian Dollars              EUR  = Euro
CAD    = Canadian Dollars                GBP  = British Pounds
DEM    = Deutsche Marks                  JPY  = Japanese Yen
DKK    = Danish Kronor                   NZD  = New Zealand Dollars
                                         SEK  = Swedish Krona
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $592,139,855)            $570,943,158
  Cash                                                                2,471,047
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        50,450,971
  Foreign currency, at value (identified cost, $20,253)                  20,253
  Net receivable for forward foreign currency exchange
    contracts                                                         3,318,847
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                       42,366
  Receivable for investments sold                                    28,653,399
  Interest receivable                                                 8,492,873
  Other assets                                                            4,752
                                                                   ------------
      Total assets                                                 $664,397,666
                                                                   ------------
Liabilities:
  Collateral for securities loaned, at value                       $ 50,450,971
  Payable to dividend disbursing agent                                3,037,247
  Payable for fund shares reacquired                                    471,262
  Payable for investments purchased                                  52,305,385
  Net payable for forward foreign currency exchange
    contracts                                                            52,458
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                      989,780
  Payable to affiliates -
    Management fee                                                        7,184
    Transfer and dividend disbursing agent fee                           19,122
  Accrued expenses and other liabilities                                450,121
                                                                   ------------
      Total liabilities                                            $107,783,530
                                                                   ------------
Net assets                                                         $556,614,136
                                                                   ============

Net assets consist of:
  Paid-in capital                                                  $638,795,201
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (18,862,128)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (56,580,111)
  Accumulated distributions in excess of net investment
    income                                                           (6,738,826)
                                                                   ------------
      Total                                                        $556,614,136
                                                                   ============
Shares of beneficial interest outstanding (64,755,283
  shares authorized less 4,082,844 treasury shares)                 60,672,439
                                                                    ==========
Net asset value per share (net assets of $556,614,136 /
60,672,439 shares of beneficial interest outstanding)                 $9.17
                                                                      =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Net investment income:
    Income -
      Interest                                                     $ 44,738,699
      Dividends                                                         953,461
                                                                   ------------
        Total investment income                                    $ 45,692,160
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,917,605
    Trustees' compensation                                              135,585
    Transfer and dividend disbursing agent fee                          114,067
    Administrative fee                                                   63,000
    Custodian fee                                                       385,045
    Investor communication expense                                      316,189
    Printing                                                             62,729
    Auditing fees                                                        38,632
    Postage                                                              27,850
    Legal fees                                                           11,520
    Miscellaneous                                                        82,484
                                                                   ------------
      Total expenses                                               $  5,154,706
    Fees paid indirectly                                                (67,323)
                                                                   ------------
      Net expenses                                                 $  5,087,383
                                                                   ------------
        Net investment income                                      $ 40,604,777
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(23,868,320)
    Written option transactions                                         125,750
    Foreign currency transactions                                    (3,710,303)
                                                                   ------------
        Net realized loss on investments and foreign currency
          transactions                                             $(27,452,873)
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 24,579,738
    Written options                                                     342,323
    Translation of assets and liabilities in foreign currencies       2,313,630
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 27,235,691
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $   (217,182)
                                                                   ------------
          Increase in net assets from operations                   $ 40,387,595
                                                                   ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                 2001                          2000
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $ 40,604,777                  $ 44,786,506
  Net realized loss on investments and foreign currency
    transactions                                                 (27,452,873)                  (18,645,536)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          27,235,691                   (15,233,976)
                                                                ------------                  ------------
    Increase in net assets from operations                      $ 40,387,595                  $ 10,906,994
                                                                ------------                  ------------
Distributions declared to shareholders -
  From net investment income                                    $(39,103,342)                 $(37,986,926)
  From paid-in capital                                            (3,061,532)                  (10,263,801)
                                                                ------------                  ------------
    Total distributions declared to shareholders                $(42,164,874)                 $(48,250,727)
                                                                ------------                  ------------
Net decrease in net assets from Trust share transactions          (2,713,656)                  (34,145,376)
                                                                ------------                  ------------
    Total decrease in net assets                                $ (4,490,935)                 $(71,489,109)
Net assets:
  At beginning of period                                         561,105,071                   632,594,180
                                                                ------------                  ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $6,738,826 and
    $2,631,967, respectively)                                   $556,614,136                  $561,105,071
                                                                ============                  ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                             2001                2000             1999             1998            1997
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period            $  9.20             $  9.71          $ 10.39          $ 10.69         $ 10.57
                                                 -------             -------          -------          -------         -------
Income from investment operations# -
  Net investment income                          $  0.67             $  0.72          $  0.72          $  0.77         $  0.78
  Net realized and unrealized gain (loss)
    on investments and foreign currency            (0.01)              (0.45)           (0.65)           (0.25)           0.14
                                                 -------             -------          -------          -------         -------
      Total from investment operations           $  0.66             $  0.27          $  0.07          $  0.52         $  0.92
                                                 -------             -------          -------          -------         -------
Less distributions declared to
  shareholders -
  From net investment income                     $ (0.64)            $ (0.61)         $ (0.68)         $ (0.77)        $ (0.78)
  In excess of net investment income                --                  --               --              (0.05)          (0.02)
  From paid-in capital                             (0.05)              (0.17)           (0.07)            --              --
                                                 -------             -------          -------          -------         -------
      Total distributions declared to
        shareholders                             $ (0.69)            $ (0.78)         $ (0.75)         $ (0.82)        $ (0.80)
                                                 -------             -------          -------          -------         -------
Net asset value - end of period                  $  9.17             $  9.20          $  9.71          $ 10.39         $ 10.69
                                                 -------             -------          -------          -------         -------
Per share market value - end of period           $8.3500             $8.4375          $8.0625          $9.9375         $9.6875
                                                 =======             =======          =======          =======         =======
Total return                                        6.92%              14.66%          (11.88)%          11.30%           9.25%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        0.91%               0.93%            0.88%            0.87%           0.87%
  Net investment income                             7.18%               7.53%            7.17%            7.25%           7.41%
Portfolio turnover                                    98%                113%             121%             174%            180%
Net assets at end of period (000 omitted)       $556,614            $561,105         $632,594         $697,881        $724,585

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Charter Income Trust (the trust) is a non-diversified Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trusts selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the trust and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2001, the value of securities loaned was $49,455,190. These loans were collateralized by cash of $50,450,971 which was invested in the following short-term obligations:

                                                 PRINCIPAL       AMORTIZED COST
                                                    AMOUNT            AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    50,450,971          $50,450,971
                                                                    -----------

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin amortizing premiums on debt securities effective December 1, 2001. Prior to this date, the trust did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended November 30, 2001, accumulated distributions in excess of net investment income increased by $2,546,762, accumulated net realized loss on investments and foreign currency transactions decreased by $5,608,294, and paid-in capital decreased by $3,061,532, due to differences between book and tax accounting for mortgage-backed securities, defaulted bonds, and foreign currency transactions. This change had no effect on the net assets or net asset value per share. In addition, $3,061,532 was designated a tax return of capital distribution. At November 30, 2001, accumulated distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses, defaulted bonds, and foreign currency tranactions.

At November 30, 2001, the trust, for federal income tax purposes, had a capital loss carryforward of $56,160,258 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on.

            EXPIRATION DATE
            November 30, 2003                          $   862,425
            November 30, 2007                           18,771,920
            November 30, 2008                           14,734,304
            November 30, 2009                           21,791,609
                                                       -----------
            Total                                      $56,160,258
                                                       ===========

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the trust's average daily net assets and 4.57% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). Included in Trustees' compensation is a net periodic pension expense of $49,579 for the year ended November 30, 2001.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES            SALES
-------------------------------------------------------------------------------
U.S. government securities                        $304,345,326     $294,310,143
                                                  ------------     ------------
Investments (non-U.S. government securities)      $240,974,726     $235,329,618
                                                  ------------     ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $592,559,707
                                                                  ------------
Gross unrealized depreciation                                     $(40,345,613)
Gross unrealized appreciation                                       18,729,064
                                                                  ------------
    Net unrealized depreciation                                   $(21,616,549)
                                                                  ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 64,755,283 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

                YEAR ENDED NOVEMBER 30, 2001   YEAR ENDED NOVEMBER 30, 2000
                ----------------------------   ----------------------------
                      SHARES        AMOUNT       SHARES          AMOUNT
---------------------------------------------------------------------------
Treasury shares
  reacquired        (316,600)  $(2,713,656)      (4,156,200)  $(34,145,376)
                    ---------  ------------      ----------   ------------
    Net decrease    (316,600)  $(2,713,656)      (4,156,200)  $(34,145,376)
                    ========   ===========       ==========   ============

In accordance with the provisions of the trust's prospectus, 316,600 shares of beneficial interest were purchased by the trust during year ended November 30, 2001, at an average price per share of $8.57 and a weighted average discount of 7.84% per share. The trust repurchased 4,156,200 shares of beneficial interest during the year ended November 30, 2000, at an average price per shares of $8.22 and a weighted average discount of 14.66% per share.

(6) Line of Credit
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the year ended November 30, 2001, was $6,053. The trust had no borrowings during the year.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                                  NUMBER OF                    PREMIUMS
                                                                  CONTRACTS                    RECEIVED
-------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                          2                   $ 363,280
Options written                                                           3                     702,834
Options terminated in closing transactions                               (3)                   (663,564)
Options expired                                                          (2)                   (402,550)
                                                                         --                   ---------
Outstanding, end of period                                               --                   $   --
                                                                         --                   ---------

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
       SETTLEMENT DATE           DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
       12/18/01         AUD          63,720            $     32,689      $     33,111          $     (422)
       12/18/01         DKK      65,191,845               7,944,412         7,841,578             102,834
       12/18/01         EUR      63,862,706              58,417,458        57,161,770           1,255,688
  12/18/01 - 3/19/02    GBP      17,318,548              24,570,908        24,538,541              32,367
       12/18/01         JPY   4,598,922,339              39,135,032        37,370,342           1,764,690
       12/18/01         NZD      33,310,948              13,990,598        13,838,091             152,507
       12/18/01         SEK         120,232                  11,395            11,264                 131
                                                       ------------      ------------          ----------
                                                       $144,102,492      $140,794,697          $3,307,795
                                                       ============      ============          ==========
Purchases
       12/18/01         AUD          63,720            $     33,287      $     33,111          $     (176)
       12/18/01         CAD       2,724,986               1,739,455         1,734,467              (4,988)
  12/18/01 - 3/19/02    EUR      14,579,421              13,060,484        13,040,917             (19,567)
       12/18/01         GBP      22,037,932              31,390,654        31,373,979             (16,675)
                                                       ------------      ------------          ----------
                                                       $ 46,223,880      $ 46,182,474          $  (41,406)
                                                       ============      ============          ==========

At November 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $42,366 with Merrill Lynch and a net payable of $25,332 with UBS Warburg, $399,509 with DB Clearing Services, and $564,939 with C.S. First Boston.

At November 30, 2001, the trust had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
The trust may invest not more than 20% of its total assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 2001, the trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.00% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                     DATE OF       SHARE
DESCRIPTION                      ACQUISITION      AMOUNT      COST        VALUE
-------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.    9/25/1995         244        $0           $1
                                                                             --

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust (the Fund), including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                            /s/ ERNST & YOUNG LLP
Boston, Massachusetts
January 4, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   FOR THE YEAR ENDED NOVEMBER 30, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 2.45%.
-------------------------------------------------------------------------------

MFS(R) CHARTER INCOME TRUST

TRUSTEES                                                 INVESTMENT ADVISER
John W. Ballen* - President, MFS Investment              Massachusetts Financial
Management                                               Services Company
                                                         500 Boylston Street
Lawrence H. Cohn, M.D.+(2) - Chief of Cardiac            Boston, MA 02116-3741
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School             CHAIRMAN AND PRESIDENT
                                                         Jeffrey L. Shames*
The Hon. Sir J. David Gibbons, KBE+ (2) - Chief
Executive Officer, Edmund Gibbons Ltd.;                  PORTFOLIO MANAGER
Chairman, Colonial Insurance Company, Ltd.               Stephen C. Bryant*

William R. Gutow+(1) - Private Investor and              TREASURER
Real Estate Consultant; Vice Chairman,                   James O. Yost*
Entertainment Management Company (video
franchise)                                               ASSISTANT TREASURERS
                                                         Mark E. Bradley*
J. Atwood Ives+(2) - Private Investor                    Robert R. Flaherty*
                                                         Ellen Moynihan*
Abby M. O'Neill+(2) - Private Investor
                                                         SECRETARY
Kevin R. Parke* - Chief Investment Officer and           Stephen E. Cavan*
Executive Vice President, MFS Investment
Management                                               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+(2) - Partner, Hemenway &
Barnes (attorneys)                                       TRANSFER AGENT, REGISTRAR AND
                                                         DIVIDEND DISBURSING AGENT
William J. Poorvu+(1) - Adjunct Professor,               State Street Bank and Trust Company
Harvard University Graduate School of Business           c/o MFS Service Center, Inc.
Administration                                           P.O. Box 9024
                                                         Boston, MA 02205-9824
Jeffrey L. Shames* - Chairman and Chief                  1-800-637-2304
Executive Officer, MFS Investment Management
                                                         CUSTODIAN
J. Dale Sherratt+(1) - President, Insight                State Street Bank and Trust Company
Resources, Inc. (acquisition planning
specialists)                                             AUDITORS
                                                         Ernst & Young LLP
Elaine R. Smith+(1) - Independent Consultant

Ward Smith+(1) - Private Investor

  * MFS Investment Management
  + Independent Trustee
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

MFS(R) CHARTER INCOME TRUST                                   ------------
                                                                PRSRT STD
[logo] M F S(R)                                               U.S. Postage
INVESTMENT MANAGEMENT                                             Paid
                                                                   MFS
500 Boylston Street                                           ------------
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.
                                                             MCICE-2  1/02  50M